                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2001


                      CHASE CREDIT CARD OWNER TRUST 1999-3
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


         United States                    333-74303              22-2382028
-----------------------------   ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                 200 White Clay Center Drive, Newark, DE            19711-5466
                 ----------------------------------------         -------------
                 (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 29, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On June 15, 2001, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits         Description
                  ----------       ---------------

                  20.1 Monthly Statement to Noteholders with respect to the June 15, 2001 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 27, 2001

                             By: CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION as Administrator


                             By: /s/ Patricia Garvey
                             -----------------------------------
                             Name: Patricia Garvey
                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                    Description
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20.1                           Statement to Noteholders dated June 15, 2001